Filed Pursuant to Rule 497(e)
Registration No.: 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

AIG Senior Floating Rate Fund (the “Fund”)

Supplement dated April 7, 2017 to the Fund’s Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”), as supplemented and amended to date

Effective immediately, the following changes are made to the Prospectus and SAI.

The first paragraph under the subsection entitled “Fees and Expenses of the Fund” in the Fund’s “Fund Highlights” section of the Prospectus is amended to add a cross-reference to the “Financial Intermediary-Specific Sales Charge Waiver Policies” section of the Prospectus.

The following paragraph is added after the first paragraph under the section of the Prospectus entitled “Shareholder Account Information – Sales Charge Reductions and Waivers”:

The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares through a financial intermediary or directly through the Fund. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers and reductions or CDSC waivers, as referenced below. For waivers and reductions not available through a particular financial intermediary, shareholders will have to purchase Fund shares through another financial intermediary or directly through the Fund to receive these waivers or reductions. If Merrill Lynch is your financial intermediary, please see the section entitled “Financial Intermediary-Specific Sales Charge Waiver Policies” on page A-1 of this Prospectus for additional information about sales charge waivers and reductions that may be available to you.

The last paragraph under the section of the Prospectus entitled “Shareholder Account Information – Sales Charge Reductions and Waivers” is amended to add a cross-reference to the “Financial Intermediary-Specific Sales Charge Waiver Policies” section of the Prospectus.

The following section is added after the section entitled “Financial Highlights” in the Prospectus:

FINANCIAL INTERMEDIARY-SPECIFIC SALES CHARGE WAIVER POLICIES

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•        Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•        Shares purchased by or through a 529 Plan

•        Shares purchased through a Merrill Lynch affiliated investment advisory program

•        Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform

•        Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•        Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within AIG Funds)

•        Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•        Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•        Directors of the Corporation, and employees of the Adviser or any of its affiliates, as described in this Prospectus

•        Shares purchased from the proceeds of redemptions within AIG Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•        Death or disability of the shareholder

•        Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•        Return of excess contributions from an IRA Account

•        Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•        Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•        Shares acquired through a right of reinstatement

•        Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to a transfer to certain fee-based accounts or platforms

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•        Breakpoints as described in this Prospectus

•        Rights of Accumulation (“ROA”) that entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AIG Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible AIG Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•        Letters of Intent which allow for breakpoint discounts based on anticipated purchases within AIG Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

The first paragraph under each of the sections of the SAI entitled “Additional Information Regarding Purchase of Shares – Waiver of CDSCs,” “Additional Information Regarding Purchase of Shares – Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares” and “Additional Information Regarding Purchase of Shares – Reduced Sales Charges (Class A Shares only)” is amended to add a cross-reference to the “Financial Intermediary-Specific Sales Charge Waiver Policies” section of the Prospectus.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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